Exhibit 10.11
                          THE RULES OF THE CRONOS GROUP
                        MANAGEMENT EQUITY INVESTMENT PLAN

                                     CONTENTS

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
1.     INTERPRETATION AND CONSTRUCTION                                        1

1.1    Definitions                                                            1
1.2    Construction                                                           2
1.3    Governing law                                                          3
1.4    The sub-plans                                                          3

2.     PLAN LIMIT

3.     GRANT OF OPTIONS                                                       3

3.1    Offer                                                                  3
3.2    Acceptances                                                            4
3.3    Late acceptances                                                       4
3.4    Timing of grant                                                        4
3.5    Additional conditions                                                  4
3.6    Option certificate                                                     5

4.     EXERCISE PRICE                                                         5

5.     RESTRICTIONS UPON EXERCISE                                             5

5.1    Expiry of Exercise Period                                              5
5.2    Lapsing of Options                                                     6
5.3    Additional conditions                                                  6
5.4    Repayment of Option Unit Price                                         6

6.     EXERCISE AND LAPSE OF AN OPTION                                        7

6.1    General                                                                7
6.2    Cessation of employment - general                                      7
6.3    Cessation of employment - special circumstances                        7
6.4    Board's discretion                                                     7
6.5    Death of a Participant                                                 8

7.     CHANGE IN CONTROL AND LIQUIDATION                                      8

7.1    Change in Control                                                      8
7.2    Liquidation                                                            8
7.3    Overriding provision                                                   9

8.     SUBSTITUTE OPTIONS FOLLOWING CHANGE IN CONTROL                         9

8.1    Application                                                            9
8.2    Release of Options                                                     9
8.3    The conditions                                                        10

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
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
8.4    Period for release                                                     10
8.4    Consequences for release    (PAGE)

9.     PROCEDURE ON EXERCISE                                                  10

9.1    Exercise                                                               10
9.2    Time of exercise                                                       11
9.3    Allotment of Shares                                                    11
9.4    Rights of new Shares allotted                                          11
9.5    Listing                                                                11

10.    AVAILABILITY OF AUTHORISED CAPITAL                                     11

11.    NON-TRANSFERABILITY                                                    11

12.    LOSS OF OFFICE                                                         11

13.    VARIATION OF CAPITAL                                                   12

13.1   General                                                                12
13.2   Restrictions on adjustment                                             12
13.3   Notification of adjustment                                             12

14.    OVERSEAS EMPLOYEES                                                     12

14.1   General                                                                12
14.2   U.S. Employees                                                         12

15.    GENERAL                                                                13

15.1   Administration                                                         13
15.2   Notices and circulars to shareholders                                  13
15.3   Costs and expenses                                                     14

16.    AMENDMENT AND TERMINATION                                              14

16.1   Power of amendment - general                                           14
16.2   Notification of amendments                                             14
16.3   Termination                                                            14

17.    NOTICES

17.1   To Employees and Participants                                          15
17.2   To the Company                                                         15


THE SCHEDULE                                                                  16


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
INTERPRETATION AND CONSTRUCTION


1.1    DEFINITIONS

       In this Plan -

"ACT" means the Income and Corporation Taxes Act 1988;

"AUDITORS" means the auditors for the time being of the Company or, in the event of there being joint auditors, such one of them as the Board may decide;

"BOARD" means the board of directors of the Company or a duly appointed committee of the board;

"COMPANY" means The Cronos Group, a societe anonyme holding registered in Luxembourg;

"CONTROL" has the meaning given to it by section 840 of the Act;

"DATE OF GRANT" means the date on which an Option is granted;

"EMPLOYEE" means any individual who is either a Full-time employee of a Participating Company or a Full-time director of a Participating Company or who is engaged by a Participating Company to provide his services to the Group on a Full-time basis;

"EXERCISE PRICE" means the price at which a Participant may acquire a Share on the exercise of his Option;

"FULL-TIME" means being required to devote not less than 25 hours per week (exclusive of meal breaks) to his duties to the Group;

"GROUP" means the Company, its Subsidiaries and other Participating Companies and "member of the Group" shall be. construed accordingly;

"HOLDING COMPANY" has the meaning given to it by section 736 of the Companies Act 1985;

"MARKET VALUE" means, in relation to a Share on any date, such value as the Board determines to be the open market value of a Share on that date;

"OPTION" means a subsisting right granted pursuant to this Plan to acquire Shares and, where the context admits or requires, such a right which has been or is to be granted;

"OFFER DATE" means, in relation to any Option Unit, the date on which the Board offers the Option Unit to the Employee;

"OPTION UNIT" means four separate Options, each of which is in respect of an equal number of Shares but with a different Exercise Price;

"OPTION UNIT PRICE" means the consideration payable by an Employee for each Option comprised in an Option Unit, the amount of such consideration to be determined by the Board;


                                                                             E24

"PARTICIPANT" means the holder of an Option or, where the context admits or requires, his personal representatives;

"PARTICIPATING COMPANY" means the Company and any company which has been nominated by the Board for the purposes of the Plan;

"PLAN" means this plan in its present form (including the Schedule to these Rules) or with and subject to any amendment to it for the time being in force;

"RULES" means the rules of this Plan;

"SHARES" means fully-paid Ordinary Shares of U.S$2 each;

"SUBSIDIARY" has the meaning given to it by section 736 of the Companies Act
1985;

"UNVESTED OPTION" means, in relation to an Option and at any time, that part of the Option (if any) as is not a Vested Option at that time;

"VESTED OPTION" means, in relation to an Option and at any time, that part of the Option (if any) as is exercisable at that time in accordance with the Vesting Schedule; and

"VESTING SCHEDULE" means the schedule set out or referred to in the offer made under Rule 3.1 (Offer) and the Option certificate under Rule 3.6 (Option certificate) specifying the dates on which, and the proportion in which, each Option may be exercised.

1.2    CONSTRUCTION

1.2.1 Where the context so admits, any reference in these Rules (including the Schedule to these Rules)

       (i) to the singular number shall be construed as if it referred also to the plural number and vice versa,

       (ii) to the masculine gender shall be construed as though it referred also to the feminine gender,

       (iii) to a statute or statutory provision shall be construed as if it referred also to that statute or statutory provision as for the time being amended or re-enacted, and

       (iv) to the Act or any provision of the Act shall be construed as if it referred also to the act or provision repealed by and corresponding to the Act.

1.2.2 Except where otherwise stated, any reference in these Rules to a statute is a reference to a statute of the United Kingdom.

1.2.3 The headings to the Rules are for reference purposes only and shall not affect the meaning or construction of the Rules.

1.3    GOVERNING LAW

       This Plan and any Option granted under it shall be governed by, and construed in accordance with, English law.


                                                                             E25

1.4    THE SUB-PLAN'S

       The Plan is divided into two sub-plans as to which -

       (i) the first shall be known for these purposes as the "MAIN PART" and the Main Part and any Option granted under it shall be governed by Rules 1 - 17 (inclusive), and

       (ii) the second shall be known as the "UK PART" and the UK Part and any Option granted under it shall be governed by Rules 1 - 17 (inclusive) of the Plan as varied by the provisions set out in the Schedule to these Rules.

2.     PLAN LIMIT

       Subject to Rule 13 (Variation of Capital), the maximum number of Shares which may be issued in respect of Options shall be 440,000.

3.     GRANT OF OPTIONS

3.1.   OFFER

3.1.1 The Board may offer any Employee an Option Unit. Offers of Option Units shall be in such form as the Board may decide but shall specify -

       (i) the number of Shares comprised in each Option making up that Option Unit,

       (ii)   the Option Unit Price for each Option,

       (iii)  the Vesting Schedule,

       (iv)   the Exercise Price of each Option;

       (v)    any additional conditions to be imposed under Rule 3.4, and

       (vi) the date by which the offer must be accepted which must not be less than 14 days after the Offer Date.

3.1.2 The Board may decide in relation to any particular Employee that that Employee is not required to pay the Option Unit Price. In such a case, the aggregate Exercise Price of the Options comprised in the Option Unit shall be increased by an equivalent amount. The Board may require the Employee to pay part of the Exercise Price in advance and the amount paid, and so payable, shall for the purposes of the Rules be treated as if it were an Option Unit Price.

3.2    ACCEPTANCES

3.2.1 An Employee who wishes to accept the Board's offer of an Option Unit may do so in full or in part. But any partial acceptance of an Option Unit must take the form of a partial acceptance of each of the Options making up that Option Unit and of an equal number of Shares comprised in each Option.

3.2.2 Acceptances must be received by the Company by no later than the date specified in the offer.


                                                                             E26

3.2.3 Each acceptance must be accompanied by payment of the Option Unit Price in full or by the Employee's agreement to pay the Option Unit Price in such other manner as may be acceptable to the Board.

3.2.4  Acceptances shall be in such form as the Board may decide.

3.3    LATE ACCEPTANCES

       Notwithstanding Rule 3.2, the Board may treat late acceptances as valid unless they are received after the date on which Options are granted to the other Employees who received an offer at the same time.

3.4    TIMING OF GRANT

3.4.1 If an Employee has validly accepted an Option Unit in accordance with Rule 3.2, the Board must grant him the Options comprised in that Option Unit.

3.4.2 Each Option must be granted on the same date which may be no later than the thirtieth day after the date of the offer.

3.5    ADDITIONAL CONDITIONS

3.5.1 The Board may grant an Option on terms that it shall be subject to additional objective conditions; if so, the additional conditions shall be set out, or incorporated by reference, in the Option Certificate.

3.5.2 In the circumstances specified in Rule 3.5.3, the Board may make such adjustments, including the imposition of entirely different objective conditions, to the additional conditions.

3.5.3  The circumstances are: -

       (i) The occurrence of any of the events mentioned in Rule 6 (Exercise and lapse of an Option) or 13 (Variation of capital).

       (ii) such other circumstances as may have been specified at the time when the Option was granted, and

       (iii) if the condition is the attainment of a performance target, the occurrence of such event or events as a result of which the Board considers it fair and reasonable to adjust the performance target or to impose a different performance target.

3.5.4  No such adjustment as is mentioned in Rule 3.5.2 -

       (i) shall have the effect of making the additional conditions more onerous than they were immediately before the circumstance in question, or

       (ii) shall be made unless the Auditors shall have confirmed in writing to the Board that, in their opinion, it is fair and reasonable.

                                                                             E27

3.6    OPTION CERTIFICATE

       The Board shall, on or as soon as practicable after the Date of Grant, issue to each Employee to whom it has granted an Option an Option certificate which shall be in such form as the Board may decide. If an Option certificate becomes worn out, defaced, destroyed or lost, the Board shall replace it on such evidence being provided, and on such terms, as it may decide.

4.     EXERCISE PRICE

       The Exercise Price shall be determined by the Board but shall not be less than

       (i) for each Share under the first Option comprised in the Option Unit, 110% of the Market Value on the Offer Date,

       (ii) for each Share under the second Option, 120% of the Market Value on the Offer Date,

       (iii) for each Share under the third Option, 130% of the Market Value on the Offer Date, and

       (iv) for each Share under the fourth Option, 140% of the Market Value on the Offer Date.


5.     RESTRICTIONS UPON EXERCISE

5.1    EXPIRY OF EXERCISE PERIOD

       Except where Rule 6.5 (Death of Participant) applies but notwithstanding any other Rule, a Participant's Option, to the extent unexercised, shall lapse on the seventh anniversary of the Date of Grant.

5.2    LAPSING OF OPTIONS

5.2.1 Where under any of the provisions of this Rule 5 and Rules 6 (Exercise and lapse of an Option), 7 (Change in Control and liquidation) and 11 (Non-transferability) a Participant's Option lapses, that Option shall cease to be exercisable thereafter notwithstanding any other provision of those Rules other than as referred to in Rule 5.2.2.

5.2.2 A Participant may surrender his Option in consideration of the grant of a new option in accordance with Rule 8 (Substitute Options following change in Control) within the time allowed by that Rule notwithstanding the provisions of Rule 7 (Change in Control and liquidation).

5.3    ADDITIONAL CONDITIONS

       Notwithstanding any other Rule, where the Board has specified additional conditions upon the grant of an Option, that Option may not be exercised except in accordance with those conditions as varied from time to time in accordance with Rule 3.5.


                                                                             E28

5.4    REPAYMENT OF OPTION UNIT PRICE

5.4.1 In the circumstances mentioned in Rule 5.4.3, the Board shall repay to a Participant (or his personal representatives) the Option Unit Price attributable to his Unvested Option, but only to the extent that the Unvested Option is not exercised.

5.4.2 The repayment shall be made at such time as the Board may decide but not later than 12 months after the date on which the Participant ceases to be employed within the Group or the occurrence of the relevant event mentioned in Rule 7 (Change in Control and liquidation). The Board may deduct from any repayment any tax or other amounts which it is required by law to withhold.

5.4.3  The circumstances are-

       (i) the termination of the Participant's employment in circumstances where his Option is exercisable under Rule 6.3 (Cessation of employment - special circumstance ), and

       (ii) the occurrence of any event which entitles the Participant to exercise his Option under Rule 7 (Change in Control and liquidation).

EXERCISE AND LAPSE OF AN OPTION

6.1    GENERAL

       A Participant may exercise his Option at any time or from time to time in accordance with the Vesting Schedule.

6.2    CESSATION OF EMPLOYMENT - GENERAL

       Subject to Rule 6.3, if a Participant gives or is given notice terminating his employment with the Group or his employment within the Group otherwise terminates for any reason whatsoever, he may not thereafter exercise his Option without the consent of the Board; his Option shall lapse three months after the termination of his employment unless and to the extent that the Board decides otherwise in accordance with Rule 6.3.2.

6.3    CESSATION OF EMPLOYMENT - SPECIAL CIRCUMSTANCES

6.3.1   If a Participant ceases to be employed within the Group -

       (i)    by reason of ill-health or injury or disability or death,

       (ii) by reason of retirement at or after the age at which he is bound to retire in accordance with the terms of his contract of employment,

       (iii) by reason of the company by which the Participant is employed ceasing to be a member of the Group, or

       (iv) by reason of the undertaking, or part of the undertaking, in which the Participant works being transferred to a transferee which is not a member of the Group,


                                                                             E29
he may exercise his Vested Option and, if and to the extent that the Board so decides, his Unvested Option at any time or from time to time within the period of 12 months after ceasing to be so employed; subject to Rule 6.5, at the expiry of that period his Option shall lapse.

6.3.2 If a Participant ceases to be employed within the Group for any reason other than one of those mentioned in Rule 6.3.1, the Board may, within three months after his employment ends, permit him to exercise all or part of his Option at any time or from time to time within the period of 12 months after ceasing to be so employed and subject to Rule 6.5, at the expiry of that period his Option shall lapse.

6.3    BOARD'S DISCRETION

       In any case falling within Rule 6.3, the Board may extend the period within which the Participant may exercise his Options.

DEATH OF A PARTICIPANT

       If a Participant dies before the expiry of the period allowed or permitted by Rules 6.3 or 6.4, his personal representatives may exercise his Option (to the extent to which it was exercisable at the date of the Participant's death) at any time or from time to time during the period of 12 months commencing with the date of death and at the expiry of that period that Option shall lapse.

7.     CHANGE IN CONTROL AND LIQUIDATION

7.1    CHANGE IN CONTROL

       If any person (either alone or together with any person acting in concert with him)

       (i)    obtains Control of the Company or,

       (ii) having such Control, makes a general offer to acquire all the Shares of the Company (other than those which are already owned by him and/or any person acting in concert with him),

each Participant may exercise his Vested Option and, if and to the extent that the Board so decides, his Unvested Option at any time and from time to time within the period of six months following the change of Control or, as the case may be, the making of the offer.

7.2    LIQUIDATION

7.2.1 If an effective resolution is passed for the voluntary winding-up of the Company, each Participant may forthwith and until the expiry of the period of 60 days after the passing of the resolution exercise his Vested Option and, if and to the extent that the Board so decides, his Unvested Option and at the end of that period all Options shall, subject to Rule 8 (Substitute Options following change in Control) lapse.

7.2.2 Where a Participant exercises his Option in accordance with Rule 7.2.1 he shall be entitled to share in the assets of the Company with existing holders of Shares in the same manner as he would have been entitled had the Shares been registered in his name before the resolution was passed.

7.2.3 Subject to Rules 7.2.1 and 8 (Substitute Options following change in Control), all Options, insofar as not already exercised, shall automatically lapse in the event of an effective resolution being passed or an order being made for the winding-up of the Company.


                                                                             E30

7.3    OVERRIDING PROVISION

       If -

       (i) the events referred to in this Rule 8 form part of a scheme or arrangement as a result of which the Company will be under the Control of another company,

       (ii) the persons who will own shares in the acquiring company immediately after the scheme or arrangement will be substantially the same as the persons who own shares in the Company immediately before the scheme or arrangement, and

       (iii) Participants are to be offered substitute options in accordance with Rule 8 (Substitute Options following change in Control),

then notwithstanding the previous provisions of this Rule 7, Participants who hold Options which are not otherwise exercisable apart from the provisions of this Rule 7 shall not be entitled to exercise those Options as provided for in this Rule 7.

8.     SUBSTITUTE OPTIONS FOLLOWING CHANGE IN CONTROL

8.1    APPLICATION


       This Rule 8 applies where a company (the "ACQUIRING COMPANY") obtains Control of the Company as a result of making

       (i) a general offer to acquire the whole of the issued share capital of the Company (other than that which is already owned by it and/or by its Holding Company and/or by the Subsidiaries of it or of its Holding Company) made on a condition such that if it is satisfied the Acquiring Company will have Control of the Company, or

       (ii) a general offer to acquire all the Shares (or such of the Shares as are not already owned by it and/or by its Holding Company and/or by the Subsidiaries of it or of its Holding Company).

8.2    RELEASE OF OPTIONS

       Subject to the conditions referred to in Rule 8.3, where this Rule 8 applies, a Participant may within the period referred to in Rule 8.4 release his Option (the "Old Option") in consideration of the grant to him of an option (the "NEW OPTION") over shares in the Acquiring Company or some other company falling within paragraph 10(b) or paragraph 10(c) of Schedule 9 to the Act.

8.3    THE CONDITIONS

       The conditions referred to in Rule 8.2 are as follows: -

       (1) The total market value (determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992) of the Shares subject to the Old Option immediately before its release must be equal to the total market value (as so determined) immediately after the grant of the New Option of the shares in respect of which the New Option is granted.


                                                                             E31

       (2) The aggregate exercise price payable by the Participant upon the exercise in full of his New Option must be equal to the aggregate Exercise Price which would have been payable by him had he exercised in full his Old Option in respect of the total number of Shares subject to the Old Option at the time of its release.

8.4    PERIOD FOR RELEASE

       The period referred to in Rule 8.2 is six months beginning with the time when the Acquiring Company obtains Control of the Company and any condition subject to which the offer is made is satisfied or waived.

8.5    CONSEQUENCES OF RELEASE

       Where a Participant is granted a New Option in consideration of the release of his Old Option in accordance with this Rule 8, then

       (i) the New Option shall be exercisable in the same manner as the Old Option,

       (ii) the New Option shall be subject to the provisions of the Plan as it had effect in relation to the Old Option immediately before the release,

       (ii) with effect from the release, the Rules (with the exception of Rule 3 (Grant of Options) shall in relation to the New Option be construed as if references to Shares were references to the shares in respect of which the New Option is granted, and

       (iv) with effect from the release, Rules 5.1, 5.2, 5.3, 6-13 (inclusive), 15 and 17 shall in relation to the New Option be construed as if references to the Company (including any such references as occur in expressions which are defined in Rule 1 and used in those Rules) were references to the company in respect of whose shares the New Option is granted.

9.     PROCEDURE ON EXERCISE

9.1    EXERCISE

       Where a Participant is entitled under any of the Rules to exercise his Option, he may do so in whole or in part by notice in writing in such form as may be determined by the Board accompanied by payment in full at the Exercise Price together with such other documents as it may decide.

9.2    TIME OF EXERCISE

       An Option shall be deemed to have been exercised on the date on which the notice, payment and the documents are received at the principal office of the Company or such other office as may be specified by the Board.

9.3    ALLOTMENT OF SHARES

       Subject to such consents or other required action of any competent authority under regulations or enactments for the time being in force as may be necessary and subject to compliance with the terms of the Option, the Board shall within 30 days of the date of exercise issue and allot to the Participant or his nominee the number of Shares specified in the notice of exercise.


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
9.4    RIGHTS OF NEW SHARES ALLOTTED

       Shares issued and allotted pursuant to this Plan shall rank pari passu in all respects with Shares then in issue, save as regards any rights attaching to Shares by reference to a record date prior to the date on which the Shares are issued and allotted.

9.5    LISTING

       If at the time of issue Shares are listed on any stock exchange, the Company shall at its expense apply to have all Shares issued and allotted pursuant to the exercise of any Option similarly listed.

10.    AVAILABILITY OF AUTHORISED CAPITAL

       The Company shall keep available sufficient unissued share capital to meet in full the exercise of all Options.

11.    NON-TRANSFERABILITY

       An Option is personal to the Participant and his personal representatives and, accordingly, where a Participant transfers, assigns, charges, encumbers or otherwise alienates his Option or creates in favour of any third party any interest therein or, in any case, attempts so to do, or a bankruptcy order is made in respect of him (or any similar event occurs under the laws of any other country), his Option shall lapse.

12.    LOSS OF OFFICE

       Participation in the Plan by a Participant is a matter entirely separate from, and shall not affect, his pension rights and terms of employment and, in particular (but without prejudice to the generality of the foregoing), if a Participant shall for any reason cease to be employed by a member of the Group or to be entitled to exercise his option, he shall not be entitled to any compensation by reference to the rights granted to, or the benefits capable of being received by, him under this Plan or for any loss or diminution in value in such rights or benefits.

13.    VARIATION OF CAPITAL

13.1   GENERAL

       In the event of any capitalisation issue by the Company, or any offer or invitation made by way of rights, or any consolidation, subdivision or reduction of its share capital, or any other variation in its share capital the Board may adjust in such manner as it may decide to be appropriate the nominal amount and the number of Shares which may be issued under this Plan and the nominal amount and the number of Shares subject to any Option (including, for the avoidance of doubt, any Option which has been exercised but in respect of which Shares have not been issued and allotted), the rights attached thereto and the Exercise Price and, subject to Rule 13.2, the Board's decision shall be final and binding on the Participant.

1.3.2  RESTRICTION ON ADJUSTMENT

       No adjustment shall be made pursuant to this Rule 13 unless and until the Auditors (acting as experts and not as arbitrators) shall have confirmed in writing to the Board that the adjustment is, in their opinion, fair and reasonable.


                                                                             E33

13.3   NOTIFICATION OF ADJUSTMENT

       If any adjustment falls to be made pursuant to this Rule 13, the Board shall notify each Participant of the adjustment as soon as practicable after its decision.

14.    OVERSEAS EMPLOYEES

14.1   GENERAL

       Notwithstanding any other provision of this Plan, the Board may amend or add to the provisions of this Plan and the terms of Options as it considers necessary or desirable to take account of or to mitigate or to comply with any relevant overseas taxation, securities or exchange control laws.

14.2   U.S. EMPLOYEES

14.2.1 The following provisions of this Rule 14.2 shall, if the Board so determines, apply to any Employee who is, or may become, subject to taxation on his remuneration in the U.S. and whom the Board regards as a key Employee. The maximum number of Shares over which Options may be granted to U.S. employees is 200,000.

14.2.2 In this Rule 14.2 -

       (i) "CODE" means the United States of America Internal Revenue Code of 1986 (as amended);

       (ii)   "ISO" means an incentive stock option within the meaning of section 422 of the Code except that an Option shall not be an incentive stock option if the Option states that it is intended not to be an incentive stock option;

       (iii)  "NQSO" means an Option which is not an ISO;

       (iv)   "U.S." means the United States of America.

14.2.3 The Board may grant Options which qualify as ISOs or as NQS0s; the Board shall state whether the Option is to be an ISO or an NQSO. The Board may, however, grant ISOs only if the Plan is approved by shareholders within 12 months of its establishment by the Board.

14.2.4 Where the Board grants an Employee an Option which is to be an ISO, then -

       (i) such an Option may only be granted within 10 years after the date on which the Plan is approved by shareholders or established by the Board, whichever is the earlier,

       (ii) the Exercise Price for each Share comprised in that ISO shall not be less than an amount equal to the fair market value of a Share on the Date of Grant, and

       (iii) no adjustment may be made under Rule 13 (Variation of capital) in the event of an offer or invitation being made by way of rights.


                                                                             E34

15.    GENERAL

15.1   ADMINISTRATION

       Subject as otherwise provided in the Rules, the Plan shall be administered by the Board and, in the event of any dispute as to whether a person is or is not an Employee or as to any rights or obligations of any person under the Plan or as to any question concerning the construction or effect of the Plan (other than a matter to be certified by the Auditors in accordance with these Rules), the Board shall decide the same and its decision shall be final and binding on all persons.

15.2   NOTICES AND CIRCULARS TO SHAREHOLDERS

       The Board shall not be obliged to provide Participants with copies of any notices, circulars and other documents sent by the Company to its shareholders except those which relate to any events which, under Rule 7 (Change in Control and liquidation), entitle Participants to exercise their Options.

15.3   COSTS AND EXPENSES

       The cost of the preparation and operation of this Plan shall be borne by the Company.

16.    AMENDMENT AND TERMINATION

16.1   POWER OF AMENDMENT

       The Board may at any time and from time to time amend or add to the Plan in any respect provided that no materially adverse amendment or addition shall be made to the terms of an Option held by a Participant except either with his consent in writing or with the consent of the majority of Participants affected by the amendment or addition.

16.2   NOTIFICATION OF AMENDMENTS

       The Company shall give written notice to all Participants of any amendment or addition made, in accordance with Rule 16.1 which affects their rights.

16.3   TERMINATION

16.3.1 The Board may at any time suspend or terminate the operation of the Plan and in such event no further Options will be granted for the time being or, as the case may be, permanently but in all other respects the provisions of the Plan shall remain in force.

16.3.2 Subject to Rule 16.3.4., the Board may at any time redeem all outstanding Options by giving written notice to each of the Participants concerned together with in respect of each Option an amount calculated as follows:-


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
                     A x MV-EP

              where       A     is the number of Shares which may still be
                                acquired on the exercise of that Option,

                          MV is an amount which is equal to 140% of the Market Value of a Share on the day before that on which the written notice is given, and

                          EP    is the Exercise Price.

16.3.3 The Board may deduct from the payment calculated in accordance with Rule 16.3.2 any tax or other amounts which it is required by law to withhold.

16.3.4 If an Option has been granted on terms that it is linked to an Option granted tinder the UK Part (so that the exercise of one results in a pro rata reduction in the extent to which the other may be exercised and vice versa), the Board may not redeem the Option under Rule 16.3.2.

17.    NOTICES

17.1   TO EMPLOYEES AND PARTICIPANTS

       Any notice or document to be given by the Board and/or the Board or the Company to any Employee or Participant may be given by personal delivery or by sending it by ordinary post to his last known address. Where a notice or document is sent by post it shall be deemed to have been received 72 hours after it was put into the post properly addressed and stamped. All notices and documents sent by post will be sent at the risk of the Employee or Participant concerned. Neither the Company nor any of its Subsidiaries shall have any liability whatsoever to any Employee or Participant in respect of any notice or document so given, sent or made and nor shall the Company or any of its Subsidiaries be concerned to see that any Employee or Participant actually receives it.

17.2   TO THE COMPANY

       Any notice or document given by an Employee or a Participant to the Company or the Board shall be delivered or sent to the Company at its registered office (or at such other place or places as the Board may from time to time determine and notify to Employees and Participants) and be effective upon receipt.


                                                                             E36

                                  THE SCHEDULE

                            HEREINBEFORE REFERRED TO

                                   THE UK PART

1.     This Schedule sets out the provisions of the UK Part of the Plan.

2. The provisions of the UK Part of the Plan shall be identical to the provisions of the Main Part subject to the modifications set out in this Schedule and subject to the substitution of the words "UK Part" for the "Main Part" whenever they appear.

3. For the purposes of this Schedule, "Employee" means any Full-time Employee or Full-time director of a Participating Company; and Participating Company means the Company and any other company of which the Company has Control.

4. The Board may grant an Option to an Employee under the UK Part in any case where the Board so determines. The Option Certificate must take effect as a deed of the Company.

5. The Board may not grant an Option under the UK Part over shares which do not satisfy the conditions in paragraphs 10 to 14 (inclusive) of Schedule 9 to the Act.

6. The Board may not grant an Option under the UK Part to any individual who is not an Employee at the Date of Grant or who is otherwise required by paragraph 8 of Schedule 9 to the Act to be precluded from having an Option granted to him on that date.

7. If the Board is unable to grant an individual an Option under the UK Part by reason of paragraph 5 or 6 and the individual is not instead granted an Option under the Main Part, the Board shall repay him the Option Unit Price.

8. The Board may grant an Option to an Employee under the U.K. Part on terms that that Option is linked to another Option granted to the Employee tinder the Main Part so that the exercise of one will automatically result in a reduction in the extent to which the other may be exercised and vice versa. In such a case, the Employee shall not be required to pay the Option Unit Price for the Option granted under the U.K. Part.

9.     Rule 3.1.2 shall not apply to the UK Part.

10. For the purposes of determining the Exercise Price of an Option under the UK Part, the market value of a Share on the Offer Date must be determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed on or before that date by the Inland Revenue Shares Valuation Division.

11. The number of Shares over which the Board may grant an Option to an Employee under the UK Part on any date shall be limited and take effect so that the aggregate market value of those Shares and any other shares which he may acquire in respect of options granted to him under the UK Part and any other share option plan (not being a savings related share option plan) approved under
Schedule 9 to the Act and established by the Company or any associated company of the Company does not exceed or further exceed the higher of -

       (i)    pound sterling 100,000, and

       (ii) four times his relevant emoluments for the current or preceding year of assessment (whichever of those years gives the greater amount) or, where there were no relevant emoluments for the preceding year of assessment, four times his relevant emoluments for the period of 12 months beginning with the first day in the current year of assessment in respect of which there are relevant emoluments.

12.    For the purposes of this paragraph -


                                                                            E37

       (i)    the expression "ASSOCIATED COMPANY" has the meaning given to it by section 187(2) of the Act,

       (ii) the expression "MARKET VALUE" has the same meaning as in Part VIII of the Taxation of Chargeable Gains Act 1992,

       (iii)  the expression "YEAR OF ASSESSMENT" has the meaning given to it by section 832(1) of the Act,

       (iv) the market value of shares over which an option has been or is to be granted shall be calculated at the time or times as may have been agreed by the Board of Inland Revenue pursuant to paragraph 29 of Schedule 9 to the Act and, where relevant, shall be converted into sterling at the rate of exchange ruling in London at or about 11.00 a.m. at such time or times, and

       (v) the expression "RELEVANT EMOLUMENTS" means such of the Employee's emoluments in respect of his offices or employments with the Group as are liable to be paid tinder deduction of tax pursuant to section 203 of the Act after deducting from them amounts included by virtue of Chapter II of Part V of the Act.

13. A Participant may not exercise an Option granted under the UK Participant a time when lie must be precluded from so doing in order to satisfy the requirements of paragraph 8 of Schedule 9 to the Act; nor may the personal representatives of a Participant exercise such an Option if, in order to satisfy those requirements, the Participant was so precluded at the date of his death.

14. A Participant may not exercise an Option granted under the UK Part if, as a result, the shares to be delivered under the UK Part would not satisfy the conditions of paragraphs 10 to 14 (inclusive) of Schedule 9 to the Act.

15. The Board shall not permit a Participant to exercise his Unvested Option as mentioned in Rules 6.3.1, 7.1 and 7.2.1.

16. If a Participant ceases to be employed within the Group by reason of death, the Board may not extend the period allowed for the exercise of his Option beyond that mentioned in Rule 6.3.1.

17.    If a Participant wishes to release an Option granted to him under the UK
Part in consideration of a New Option in the circumstances mentioned in Rule 8, then he may only do so if the shares over which the New Option is to be granted comply with the conditions of paragraphs 10 - 14 (inclusive) of Schedule 9 to the Act.

18. The Board shall not make any adjustment in accordance with Rule 13 to the terms of an Option granted under the UK Part without the prior approval of the Inland Revenue.

19. No amendment may be made to the provisions of this Schedule or to any of the provisions of the Main Plan which affect the UK Part unless such amendment has been approved by the Inland Revenue pursuant to the Act.

20.    Rule 16.3.2 shall not apply to the UK Part.



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